UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2006

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2006, the Board of Directors of the Company (the “Board”) approved the grant of nonstatutory stock options to the following individuals for the number of shares indicated, pursuant to the Company’s 2006 Executive Stock Plan:

Optionee	Number of Shares
Bisht, Naveen	1,000,000
Chanda, Gautam	500,000
Hirani, Hari	200,000
Tsuyoshi, Taira	350,000
Berman, Richard	350,000
Boller, William	350,000
O’Connor, William	350,000

Each option will have a term of ten years subject to the optionee’s continuing service to the Company and will be vested as to 1/3 of the shares immediately on grant with the remaining shares vesting in twenty four equal monthly increments commencing on January 1, 2006, subject to the optionee providing continuing services. Vesting of the option will accelerate in full upon a change in control, as such term is defined in the 2006 Executive Stock Plan. The shares subject to each option have an exercise price of $0.085 per share, which exercise price is equal to 100% of the closing price of a share of our common stock as reported on the OTC Bulletin Board on June 12, 2006. The 2006 Executive Plan and a form of the Notice of Grant and Stock Option Agreement and are included as Exhibits 10.1, 10.2 and 10.3, respectively.

Also on June 10, 2006, the Board, revised the cash compensation for non-employee directors for fiscal 2006. Each non-employee director will receive a quarterly cash retainer of $1,500. Non-employee directors will continue to be reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Director or committee meetings.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

10.1
Nayna Networks, Inc., 2006 Executive Stock Plan (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

10.2	Notice of Grant of Stock Option (Form of)
10.3	Stock Option Agreement (Form of) (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht
President and Chief Executive Officer

Date: June 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1
Nayna Networks, Inc., 2006 Executive Stock Plan (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)

10.2	Notice of Grant of Stock Option (Form of)
10.3	Stock Option Agreement (Form of) (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on March 27, 2006 with the Securities and Exchange Commission)